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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): October 5, 2001


                                 AMTRAN, INC.
            (Exact name of registrant as specified in its charter)


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         Indiana                        000-21642             35-1617970
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                     Identification Number)

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                          7337 West Washington Street
                             Indianapolis, Indiana
                                     46231
              (Address of principal executive offices) (Zip code)



      Registrant's telephone number, including area code: (317) 247-4000

                                      N/A

         (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

        99.1     Presentation Data



ITEM 9. REGULATION FD DISCLOSURE

     The Company is furnishing herewith certain data being presented by one of its executive officers during an audio webcast conference.

     The following presentation contains forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting Amtran, Inc.'s business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon circumstances.





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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMTRAN, INC.


Date: October 5, 2001                     By:      /s/  Kenneth K. Wolff
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                                          Name:  Kenneth K. Wolff
                                          Title: Executive Vice President & CFO



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                                 EXHIBIT INDEX


Exhibit No.                 Description of the Exhibit
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99.1            Presentation Data